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                                                                  EXHIBIT 10.2.2

                     SCHEDULE OF EXECUTED LEASE AGREEMENTS
                        SHOWING MATERIAL VARIATIONS FROM
                            FORM OF LEASE AGREEMENT

                            (AS OF OCTOBER 30, 1996)

                         (Dollar Amounts in Thousands)

                                                                                         Annual
                                                                                     Percentage Rent
Hotel Location/Franchise/                                                            ---------------         Suite
-------------------------                         Commencement        Annual        First       Second      Revenue
Manager (1)                        Lessor (2)         Date         Base Rent (3)   Tier (4)    Tier (5)  Breakpoint (3)
-----------                        ----------    ---------------   -------------   --------    --------  --------------
Dallas (Park Central), TX               -            7/28/94              $1,477     17%         65%             $3,590

Jacksonville, FL                        -            7/28/94                 882     17%         65%              3,490

Nashville, TN                           -            7/28/94               1,667     17%         65%              4,290

Orlando (North), FL                     -            7/28/94               1,571     19%         65%              2,650

Orlando (South), FL                     -            7/28/94               1,413     17%         65%              4,580

Tulsa, OK                               -            7/28/94               1,268     19%         65%              2,770

New Orleans, LA                         -            12/1/94               1,960     19%         65%              4,290

Flagstaff, AZ                           -            2/15/95                 570     17%         65%              1,160

Dallas (Love Field), TX (6)             -            3/29/95               1,836     17%         65%              3,060

Boston-Marlborough, MA                  -            6/30/95                 720     19%         65%                940

Corpus Christi, TX                      -            7/19/95               1,000     17%         65%              1,495

Brunswick, GA                           -            7/19/95                 370     17%         65%              1,350

Chicago-Lombard, IL                    (7)           8/1/95                1,900     17%         65%              3,270

Burlingame (SF Airport), CA            (8)           11/6/95               3,147     17%         65%              3,174

Minneapolis (Airport) MN               (8)           11/6/95               2,778     17%         65%              2,138

Minneapolis (Downtown), MN             (8)          11/15/95               1,387     17%         65%              2,091

St. Paul, MN                           (9)          11/15/95               1,085     17%         65%              3,115

Boca Raton, FL (10)                    (8)          11/15/95                 654     17%         65%              1,421

Tampa (Busch Gardens), FL (10)         (8)          11/15/95                 786     17%         65%              1,287

Cleveland, OH                          (8)          11/17/95               1,258     17%         65%              4,929

Anaheim, CA                            (8)           1/3/96                1,272     17%         65%              2,062

Baton Rouge, LA                        (8)           1/3/96                1,204     17%         65%              2,281

Birmingham, AL                         (8)           1/3/96                1,898     17%         65%              1,273
------------------------------------------------------------------------------------------------------------------------

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
                                                                                         Annual
                                                                                     Percentage Rent
Hotel Location/Franchise/                                                            ---------------         Suite
-------------------------                         Commencement        Annual        First       Second      Revenue
Manager (1)                        Lessor (2)         Date         Base Rent (3)   Tier (4)    Tier (5)  Breakpoint (3)
-----------                        ----------    ---------------   -------------   --------    --------  --------------
Deerfield Beach, FL                    (8)           1/3/96                2,163     17%         65%              2,568

Ft. Lauderdale, FL                     (8)           1/3/96                3,228     17%         65%              1,969

Miami (Airport), FL                    (8)           1/3/96                2,222     17%         65%              2,882

Milpitas, CA                           (8)           1/3/96                2,143     17%         65%              1,402

Phoenix (Camelback), AZ                (8)           1/3/96                2,812     17%         65%              1,428

South San Francisco (SF Airport), CA   (8)           1/3/96                1,876     17%         65%              3,103

Piscataway, NJ                          -            1/10/96               1,355     17%         65%              3,574

Lexington, KY (11)                      -            1/10/96               1,149     17%         65%              2,135

Beaver Creek, CO                        -            2/20/96                 375     17%         65%              2,284

Boca Raton, FL                          -            2/28/96               1,368     17%         65%              3,670

Los Angeles (LAX), CA                 (12)           3/27/96               1,600     17%         65%              4,130

Mandalay Beach, CA                     (8)           5/8/96                1,927     17%         65%              2,909

Napa, CA                               (8)           5/8/96                1,215     17%         65%              3,145

Deerfield, IL (13)                      -            6/20/96               1,743     17%         65%              2,505

San Rafael, CA                        (14)           7/18/96               2,107     17%         65%              2,917

Parsippany, NJ                        (15)           7/31/96               2,440     17%         65%              3,930

Charlotte, NC                         (16)           9/12/96               2,200     17%         65%              3,352

Indianapolis, IN                      (17)           9/12/96               1,470     17%         65%              2,794

Atlanta (Buckhead), GA                  -           10/17/96               3,667     17%         65%              3,872


____________________

        (1) Unless otherwise noted, the hotels under each Lease Agreement are operated as Embassy Suites(R) Hotels under a commitment or license agreement with Promus Hotels, Inc.; the Manager as defined in each Lease Agreement is Promus Hotels, Inc. or an affiliate thereof unless otherwise noted.

        (2) Lessor as defined in each Lease Agreement is FelCor Suites Limited Partnership ("Partnership") unless otherwise noted.

        (3) Represents the amount set forth in each Lease Agreement as the annual Base Rent and the threshold suite revenue amount. Both of these amounts are subject to adjustment for changes in the consumer price index and may not represent the actual amount currently required under each such Lease Agreement.




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        (4)     Represents percentage of suite revenue payable as Percentage
                Rent up to suite revenue breakpoint.

        (5) Represents percentage of suite revenue payable as Percentage Rent in excess of suite revenue breakpoint.

        (6) The Manager as defined in this Lease Agreement is American General Hospitality, Inc.

        (7) The Lessor as defined in this Lease Agreement is Embassy/GACL Lombard Venture, a joint venture between the Partnership and Promus Hotels, Inc.

        (8) The Lessor as defined in these Lease Agreements is FelCor/CSS Holdings, L.P., of which the Partnership is a 99% limited partner.

        (9) The Lessor as defined in this Lease Agreement is FelCor/St. Paul Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

        (10) The hotels under these Lease Agreements are operated as Doubletree Guest Suites(R) Hotels; the Manager as defined in these Lease Agreements is DT Management, Inc.

        (11) The hotel under this Lease Agreement is operated as a Hilton Suites(R) Hotel under a franchise or license agreement with Hilton Inns, Inc.; the Manager as defined in this Lease Agreement is American General Hospitality, Inc.

        (12) The Lessor as defined in this Lease Agreement is Los Angeles International Airport Hotel Associates, a limited partnership of which the Partnership is the sole general partner and of which the Partnership has an aggregate approximately 97 % partnership interest.

        (13) The Manager as defined in this Lease Agreement is Coastal Hotel Group, Inc.

        (14) The Lessor as defined in this Lease Agreement is MHV Joint Venture, a joint venture between the Partnership and Promus Hotels, Inc.

        (15) The Lessor as defined in this Lease Agreement is Embassy/Shaw Parsippany Venture, a joint venture between the Partnership and Promus Hotels, Inc.

        (16) The Lessor as defined in this Lease Agreement is E.S. Charlotte, a Minnesota limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.

        (17) The Lessor as defined in this Lease Agreement is E.S. North, an Indiana limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.





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